Dated February 23, 1993




                         IPALCO ENTERPRISES. INC.
                BENEFIT PROTECTION FUND AND TRUST AGREEMENT

                                 EXHIBIT A

                           LIST OF COVERED PLANS

                                                       Effective Date of
                                                       Plan Coverage by
                              Employee Covered         Benefit Protection
     Plan Name                 Under the Plan                 Fund


 1. Amended and               John R. Hodowal          November 1, 1988
    Restated
    Employment
    Agreement, dated
    July 29, 1986

 2. Employment                Ramon L. Humke           February 1, 1990
    Agreement
    dated
    February 1, 1990

 3. Termination               John R. Brehm            November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

 4. Termination               Max Califar              November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

 5. Termination               Arnold A. Gordus         November 1, 1988
    Benefits
    Agreement
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

                                                       Effective Date of
                                                       Plan Coverage by
                              Employee Covered         Benefit Protection
     Plan Name                 Under the Plan                 Fund


 6. Termination               Arthur G. Haan           November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

 7. Termination               John R. Hodowal          November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

 8. Terminated                Donald W. Knight         November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

 9. Termination               Michael M. Minter        November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

10. Termination               Robert W. Rawlings       November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

                                                       Effective Date of
                                                       Plan Coverage by
                              Employee Covered         Benefit Protection
     Plan Name                 Under the Plan                 Fund


11. Termination               Thomas A. Steiner        November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

12. Termination               Gerald D. Waltz          November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

13. Termination               John D. Wilson           November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

14. Termination               Marcus E. Woods          November 1, 1988
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

15. Termination               John C. Berlier          May 1, 1990
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

                                                       Effective Date of
                                                       Plan Coverage by
                              Employee Covered         Benefit Protection
     Plan Name                 Under the Plan                 Fund


16. Termination               Maurice 0. Edmonds       May 1, 1990
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

17. Termination               N. Stuart Grauel         May 1, 1990
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

18. Termination               Joseph A. Gustin         May 1, 1990
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

19. Termination               Ramon L. Humke           May 1, 1990
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

20. Termination            Robert A. McKnight, Jr.     May 1, 1990
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

                                                       Effective Date of
                                                       Plan Coverage by
                              Employee Covered         Benefit Protection
     Plan Name                 Under the Plan                 Fund


21. Termination               Michael E. Shriner       May 1, 1990
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

22. Termination               Joseph A. Slash          May 1, 1990
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

23. Termination               Jan E. Lower             May 1, 1990
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

24. Termination               Stephen J. Plunkett      May 1, 1990
    Benefits
    Agreement,
    effective
    July 29, 1986
    Amended and
    Restated
    January 1, 1993

25. Termination               Clark L. Snyder          May 1, 1990
    Benefits
    Agreement,
    effective
    July 19, 1986
    Amended and
    Restated
    January 1, 1993

                                                       Effective Date of
                                                       Plan Coverage by
                              Employee Covered         Benefit Protection
     Plan Name                 Under the Plan                 Fund


26. Termination               Steven L. Meyer          January 1, 1993
    Benefits
    Agreement,
    effective
    January 1, 1993

27. Termination               David C. Kiesel          January 1, 1993
    Benefits
    Agreement,
    effective
    January 1, 1993

28. Termination               Daniel L. Short          January 1, 1993
    Benefits
    Agreement,
    effective
    January 1, 1993

29. Termination               William A. Tracy         January 1, I993
    Benefits
    Agreement,
    effective
    January 1, 1993

30. The IPL                   All participants         February 23, 1993
    Supplemental              in the
    Retirement Plan           Supplemental Plan
    and Trust
    Agreement for
    a Select Group
    of Management
    Employees
    (the "Supplemental
    Plan") but only
    Section 4.03
    thereof relating
    to tax protect
    payments required
    of IPL.